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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 3, 2008

                           UNIVERSAL POWER GROUP, INC.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

             Texas                        001-33207               75-1288690
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(State or other jurisdiction of     (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)

                1720 Hayden Road
               Carrollton, Texas                                75006
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    (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (469) 892-1122
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

On June 3, 2008, Universal Power Group, Inc., the Registrant, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that its annual shareholders meeting scheduled for Tuesday, June 10, 2008, has been rescheduled and will be held on or about July 31, 2008. The company will file new proxy materials to reflect the fact that the Board has decided to reduce the number of directors constituting the entire Board to be elected at the forthcoming annual meeting to seven. The current proxy materials recommend that shareholders approve a slate of nine directors. The record date for the rescheduled meeting is July 1, 2008. The company expects to mail new proxy materials in approximately 30 days.

A copy of the press release issued by the registrant on June 3, 2008 is included in this report as Exhibit 99.1.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits

Exhibit No.                                 Description
-----------                                 -----------
99.1 Press release, dated June 3, 2008 announcing the rescheduling of the Annual Meeting of Shareholders


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Universal Power Group, Inc.


Date:  June 4, 2008                        By:  /S/ ROGER TANNERY
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                                              Name:  Roger Tannery
                                              Title: Chief Financial Officer